                         [Logo of American General Financial Group appears here]
                                                                   Exhibit 10(a)

Part A     Multiple Insured
           Life Insurance Application

       [_] American General Life Insurance Company, Houston, TX
       [_] The Old Line Life Insurance Company of America, Milwaukee, WI
       [_] All American Life Insurance Company, Springfield, IL
       [_] The Franklin Life Insurance Company, Springfield, IL
       [_] The American Franklin Life Insurance Company, Springfield, IL

       Members of American General Financial Group. American General Financial Group is a marketing name for American General Corporation and its subsidiaries.

       In this application, the "Company" refers to the insurance company whose name is checked above.

       The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.


Personal Information

Primary proposed     Name                          Social Security #
insured              ----------------------------- ---------------------------
                     Address                                  Zip
                     ---------------------------------------- ----------------
                     Home phone #                   Work phone #
                     ------------------------------ --------------------------
                     E-mail address
                     ---------------------------------------------------------
                     Sex:   [_] male      [_] female
                     Birthplace (city, state, country)
                     ---------------------------------------------------------
                     Date of birth         Drivers license #         State
                     --------------------- ------------------------- ---------
                     U.S. citizen:  [_]  yes   [_]   no
                     If no, date of entry                Type of visa
                     ----------------------------------- ---------------------
                     Employer
                     ---------------------------------------------------------
                     Occupation and duties                 Income:
                     ------------------------------------- -------------------
                     Tobacco use
                     Have you ever used any form of tobacco or
                     nicotine products?   [_]  yes   [_]   no
                     Date of last use
                     ---------------------------------------------------------
                     Type of tobacco or nicotine products
                     ---------------------------------------------------------

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Other proposed       Name                         Social Security #
insured              ---------------------------- -----------------------------
                     Address                                    Zip
                     ------------------------------------------ ---------------
                     Home phone #                 Work phone #
                     ---------------------------- -----------------------------
                     Relationship to primary proposed insured
                     ---------------------------------------------------------
                     E-mail address
                     ---------------------------------------------------------
                     Sex:  [_]  male   [_] female
                     Birthplace (city, state, country)
                     ----------------------------------------------------------
                     Date of birth         Drivers license #         State
                     --------------------- ------------------------- ----------
                     U.S. citizen:  [_]  yes   [_]  no
                     If no, date of entry            Type of visa
                     ------------------------------- --------------------------
                     Employer
                     ----------------------------------------------------------
                     Occupation and duties                      Income:
                     ------------------------------------------ ---------------
                     Tobacco use
                     Have you ever used any form of tobacco or nicotine
                     products?     [_]  yes    [_]  no
                     Date of last use
                     ---------------------------------------------------------
                     Type of tobacco or nicotine products
                     ---------------------------------------------------------

AGLC 8001-99

Child rider       Complete if a proposed insured requests child riders. If more than three children, list information in the "Remarks" section.

                  Child name
                  ------------------------------------------------------------
                  Sex:  [_]  male   [_]  female
                  Birthplace (city, state, country)
                  ------------------------------------------------------------
                  Date of birth         Height: ft.   in.     Weight: lbs.
                  --------------------- ------------- ------- ----------------
                  Child name
                  Sex:  [_]  male   [_]  female
                  Birthplace (city, state, country)
                  -------------------------------------------------------------
                  Date of birth          Height: ft.   in.    Weight: lbs.
                  ---------------------- ------------- ------ ----------------
                  Child name
                  Sex:  [_]  male   [_]  female
                  Birthplace (city, state, country)
                  -------------------------------------------------------------
                  Date of birth          Height: ft.   in.    Weight: lbs.
                  ---------------------- ------------- ------ -----------------

Product Information

                  Product name
                  ------------------------------------------------------------
                  (If a variable product, complete appropriate supplement.)

                  Amount applied for $
                  ------------------------------------------------------------
                  Reason for insurance (If more space is needed, use "Remarks" section.)
                  ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

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Business          Does any proposed insured have an ownership interest
coverage          in the business?   [_]  yes   [_]  no
                  If yes, what is primary proposed insured's percentage
(Complete only    of ownership?                      %
if applying                    -----------------------
for business      If yes, what is other proposed insured's percentage
coverage)         of ownership?                       %
                               ------------------------
                  If buy-sell, stock redemption, or key person insurance,
                  will all partners or key people be covered?  [_] yes  [_] no
                  Describe any special circumstances.
                  ------------------------------------------------------------

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Riders            [_]  Waiver of premium
                  [_]  Waiver of monthly deduction
                  [_]  Waiver of monthly guarantee premium
                  [_]  Accidental death benefit $
                  ------------------------------------------------------------
                  [_]  Other insured $
                  ------------------------------------------------------------
                  [_]  Spouse $        Plan            [_] Other rider(s)
                  -----------------------------------  -----------------------
                  [_]  Child $
                  -----------------------------------  -----------------------

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Dividend options   For participating policy only
                   [_] Cash [_] Premium reduction  [_] Paid-up additions
                   [_] Deposit earning interest    [_] Other (explain)
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Death benefit      For universal life only
options            [_] Level                        [_] Increasing

AGLC 8001-99

Beneficiary        Primary
                   Name                     Relationship         % share
                   ------------------------ -------------------- -------------
                   Name                     Relationship         % share
                   ------------------------ -------------------- -------------
                   Contingent
                   Name                     Relationship         % share
                   ------------------------ -------------------- -------------
                   Name                     Relationship         % share
                   ------------------------ -------------------- -------------
                   Complete if beneficiary is a trust.
                   Exact name of trust
                   -----------------------------------------------------------
                   Trust ID #                  Date of trust
                   --------------------------- -------------------------------
                   Current trustee(s)
                   -----------------------------------------------------------
                   Rider Beneficiaries
                   Spouse rider                Child rider
                   --------------------------- -------------------------------

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Other life         Indicate life insurance policies or annuities in force or
insurance or       pending for the proposed insured(s).
annuities          Type: i = individual, b = business, g = group,
                   p = pending life insurance or annuity


                     Name of             Policy         Insurance      Type         Year of      Amount      Replacement*
                     proposed insured    number         company                     issue

[_] Check if none    -----------------   -------------  -------------- -----------  ------------ $__________  [_] yes  [_] no

                     -----------------   -------------  -------------- -----------  ------------ $__________  [_] yes  [_] no

                     -----------------   -------------  -------------- -----------  ------------ $__________  [_] yes  [_] no

                     -----------------   -------------  -------------- -----------  ------------ $__________  [_] yes  [_] no


                     * Replacement means that the insurance being applied for may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity. If replacement may be involved, complete and submit replacement-related forms.

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Owner              [_] Primary proposed insured     [_] Other proposed insured
                   [_] Trust                        [_] Someone other than
                                                        a proposed insured or
                                                        trust
                   Complete if owner is a trust.
                   Exact name of trust
                   -----------------------------------------------------------
                   Trust ID #                     Date of trust
                   ------------------------------ ----------------------------
                   Current trustee(s)
                   -----------------------------------------------------------
                   Complete if someone other than a proposed insured or
                   trust is the owner.
                   Name                          Home phone #
                   ----------------------------- -----------------------------
                   Address                    City, State        Zip
                   -------------------------- ------------------ -------------
                   Social Security or Tax ID #               Date of birth
                   ----------------------------------------- -----------------
                   Relationship to primary proposed insured
                   -----------------------------------------------------------

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Premium payment    [_] Single premium: $            [_] Modal premium: $           [_] Additional initial premium: $
                   -------------------------------  -----------------------------  -----------------------------------------
                   Frequency of modal premium
                   [_] Annual     [_] Semi-annual    [_]  Quarterly   [_]  Monthly  Amount submitted with application $

                   Method
                   [_] Direct billing                [_] Automatic bank draft
                   [_] List bill:  number
                   ----------------------------------------------------------------------------------------------------------
                   [_]  Other
                   ---------------------------------------------------------------------------------------------------------

                   Premium payor
                   Complete if other than owner.
                   Name                                                                 Social Security #
                   -------------------------------------------------------------------- -------------------------------------
                   Address
                   ----------------------------------------------------------------------------------------------------------
                   Zip                                  Home phone #
                   ------------------------------------ ---------------------------------------------------------------------

AGLC 8001-99

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Remarks            ___________________________________________________________

                   ___________________________________________________________

                   ___________________________________________________________

                   ___________________________________________________________


Your Signature

Authorization to obtain and disclose information and declaration

I hereby give my consent to any of the entities listed below to give to the Company or its legal representative, all information they have pertaining to: my medical consultations, treatments, or surgeries; hospital confinements, which concern the physical and mental condition of me, my spouse, or my minor children; my use of drugs or alcohol; or any other non-medical information. Non-medical information could include items such as: personal finances; habits; hazardous avocations; motor vehicle or court records; or foreign travel, etc. The list of entities for which I give my consent to provide the information above is as follows: any physician or medical practitioner; any hospital, clinic or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand the information obtained will be used by the Company to determine eligibility for insurance and eligibility for benefits under an existing policy. The Company may disclose such information and any information developed during its evaluation of my application to: its reinsurers; MIB; other insurance companies; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

I, as well as any person authorized to act on my behalf, may upon written request, obtain a copy of this consent from the Company.

This consent will be valid for 30 months from the date of this application. I agree that a photocopy of this consent will be as valid as the original. I authorize the Company to obtain an investigative consumer report on me. I understand that I may: request to be interviewed in connection with the preparation of the report; and receive, upon written request, a copy of such report.

[_]  Check if you wish to be interviewed.

I have read the above statements or they have been read to me. The above statements are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and, if applicable, Part C and related forms; and (2) shall be the basis for any policy issued on this application. I understand that any misrepresentation contained in this application and relied on by the Company may be used to: reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA) for which all eligibility requirements are met, I understand and agree that no insurance will be in effect pursuant to this application, or under any policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy of the Notice to Proposed Insured regarding Fair Credit Reporting Act; the MIB; Insurance information practices; and telephone interview information.

Limited Temporary Life Insurance - If eligible, I have received and accepted the LTLIA. Temporary insurance is available only if: the full first modal premium is submitted with this application and only "no" answers have been given by any proposed insured to the "Health and Age" questions in the LTLIA.

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Under penalties of perjury, I certify: that the number shown on this application is my correct Social Security or Tax ID number; and that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

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Signatures         X Owner                                 Date
                   --------------------------------------- -------------------
                   Signed at (city, state)
                   -----------------------------------------------------------
                   X Witness                                Date
                   ---------------------------------------- ------------------
                   X Primary proposed insured               Date
                   ---------------------------------------- ------------------
                   (If under age 15, signature of parent or guardian)

                   X Other proposed insured                 Date
                   ---------------------------------------- ------------------
                   If the Company contacts the proposed insured(s), when would be the best time to call?
                   Time                                     Day of the week
                   ---------------------------------------- ------------------
                   Date                                     Phone #
                   ---------------------------------------- ------------------
                   I certify that I have truthfully and accurately recorded on the Part A application the information supplied by the proposed insured(s).
                   Agent name (please print)
                   -----------------------------------------------------------
                   Agent #                           State license #
                   --------------------------------- -------------------------
                   X Agent                                   Date
                   ----------------------------------------- -----------------


AGLC 8001-99

Agent's Report

              Number of years you have known:  primary proposed insured
              ----------------------------------------------------------------
              other proposed insured
              ----------------------------------------------------------------
              Have you scheduled a medical exam, inspection report,
              blood profile, urinalysis, or APS?  [_] yes   [_] no
              If yes, please provide name of examiner, clinic, date, and the type of report ordered.
              ----------------------------------------------------------------

              ----------------------------------------------------------------

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Statements
              Did you personally see the proposed insured(s) on the date of this application, ask each question, and accurately record the answers yourself? [_] yes [_] no If no, please provide details in the "Remarks" section below.

              Do you have any information that indicates that any proposed insured may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity with any company in connection with the purchase of insurance?
              [_]  yes   [_]  no   If yes, please provide details in the
              "Remarks" section below and attach all replacement-related forms.

              Are you aware of any information that would adversely affect any proposed insured's eligibility, acceptability, or insurability?
              [_]  yes   [_]  no   If yes, please provide details in the
              "Remarks" section below, and do not provide limited temporary life insurance.

              Did you provide client with LTLIA?    [_]  yes         [_] no

              Have any of the proposed insureds or the owner submitted
              an application for coverage with any of the American General life
              insurance companies within the last 30 days?  [_] yes   [_] no

              If primary proposed insured is a child, what amount of insurance is in force on the father $___________ and/or mother $________?

              Are you related by blood or marriage to any proposed insured?
              [_]  yes   [_] no (If yes, relationship)

              Remarks (Please include information on any split dollar, collateral assignment, etc.)
              ________________________________________________________________

              ________________________________________________________________

              ________________________________________________________________

              ________________________________________________________________

              ________________________________________________________________

              ________________________________________________________________

              ________________________________________________________________

              ________________________________________________________________


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Commission
              Please list servicing agent first.
              Agent(s) to receive commission           Agency number        Agent number        Percent of commission
              ---------------------------------------  -------------------  ------------------  ------------------------
              ---------------------------------------  -------------------  ------------------  ------------------------
              ---------------------------------------  -------------------  ------------------  ------------------------
              ---------------------------------------  -------------------  ------------------  ------------------------



              X Writing agent                        Date
              -------------------------------------- -------------------------
              Social Security or Tax ID #            Phone #
              -------------------------------------- -------------------------
              Primary appointing company
              ----------------------------------------------------------------
              Client #
              ----------------------------------------------------------------
              If applicable:
              Broker-Dealer(s)
              ----------------------------------------------------------------
              Contact person                    Processing center
              --------------------------------- ------------------------------
              Phone #                           Fax #
              --------------------------------- ------------------------------
              If other than writing agent, send policy/delivery requirements to:________________________________________________


AGLC 8001-99  AR

Limited Temporary Life Insurance Agreement

              [_] American General Life Insurance Company, Houston, TX
              [_] The Old Line Life Insurance Company of America, Milwaukee, WI
              [_] All American Life Insurance Company, Springfield, IL
              [_] The Franklin Life Insurance Company, Springfield, IL
              [_] The American Franklin Life Insurance Company, Springfield, IL

              In this application, the "Company" refers to the insurance company whose name is checked above.

              The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.


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Health and Age questions

If any proposed insured answers "yes" to either question, temporary insurance is not available, this agreement will be void, and any payment submitted will be refunded.

During the last two years, have you had a heart attack, stroke, cancer, diabetes, or disorder of the immune system; or have you been confined in a hospital or other health care facility or been advised to have any diagnostic test or surgery not yet performed?

Primary proposed insured                       Other proposed insured
    [_] yes  [_] no                                [_] yes    [_]no

Are you age 71 or above?

Primary proposed insured                       Other proposed insured
    [_] yes  [_] no                                [_] yes    [_]no


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Premium payment

              Received $                               Date
              ---------------------------------------- -----------------------
              All premium checks must be made payable to the Company.
              Do not make check payable to the agent  or leave payee blank.

              Note: Agent does not have the authority to accept a premium (including automatic bank draft check, salary savings, or government allotment) with this application if the conditions in "Authorization to obtain and disclose information and declaration" cannot be met or if any part of the "Health and Age questions" have been answered "yes" by any proposed insured, answered falsely, or left blank.

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Conditions of temporary life insurance

   1. The first modal premium must be paid with Part A of the application.

   2. The answer to both of the above "Health and Age questions" must be "no" for both proposed insureds.

   3. Upon receiving proof of the death of the primary proposed insured-or of both proposed insureds if this is a joint life or survivorship policy-during the period covered by this agreement, the total amount that will be paid by the Company pursuant to this and any other limited temporary life insurance agreements covering the proposed insured(s) will be the lesser of:
      . the plan amount the proposed insured(s) applied for;
         or
      . $500,000 plus the amount of any premium paid for
        coverage in excess of $500,000.
      The Company will pay this sum to the beneficiary named in the application. If death is due to suicide, payment will be limited to the amount of premium paid.

   4. Coverage under this agreement will begin on the date the later of the following events have been completed:
      . this Limited Temporary Life Insurance Agreement
        (LTLIA) has been signed by the proposed insured(s); or . all required medical examinations have been taken.

   5. Coverage under this agreement will end on the earliest of the following dates:
      . the date the policy as applied for is delivered
        and accepted;
      . the date the Company
        declines the application;
      . the date the Company states the application
        will not be considered on a prepaid basis;
      . 60 days from the date coverage begins under
        this agreement; or
      . the date the Company issues a policy other than as applied for.

   6. The prepayment for this temporary insurance will be:
      . applied to the first premium due if the policy is issued as applied for; or
      . refunded if the Company declines the application or if the owner does not accept the policy; or
      . applied to the first premium if a policy is issued other than as applied for and is accepted.

   7. Any misrepresentation contained in this agreement and relied on by the Company may be used to deny a claim on or void this agreement.

      No changes may be made in the terms and
    conditions of this agreement. No statement that tries to make such a change will bind the Company.

              X Owner                                Date
              -------------------------------------- -------------------------
              Signed at (city, state)
              ----------------------------------------------------------------
              X Witness                               Date
              --------------------------------------- ------------------------
              X Primary proposed insured              Date
              --------------------------------------- ------------------------
              (If under age 15, signature of parent or guardian)
              X Other proposed insured                Date
              --------------------------------------- ------------------------
              I certify that I have truthfully and accurately recorded on the LTLIA the information supplied by the proposed insured(s).

              Agent name (please print)
              ----------------------------------------------------------------
              Agent #                            State license #
              ----------------------------------------------------------------
              X Agent                                   Date
              ----------------------------------------- ----------------------


AGLC 8001-99  TIA

Bank Draft Information


              [_] American General Life Insurance Company, Houston, TX
              [_] The Old Line Life Insurance Company of America, Milwaukee, WI
              [_] All American Life Insurance Company, Springfield, IL
              [_] The Franklin Life Insurance Company, Springfield, IL
              [_] The American Franklin Life Insurance Company, Springfield, IL

              The company checked above will withdraw the premiums from the specified account. This company will be referred to hereafter as the "Company." "You," "your," "I," and "me" refer to the accountholder whose name appears below.

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How automatic bank draft works

Automatic bank draft is a debit service that offers a convenient way to pay life insurance premiums. The Company will collect the life insurance premiums from your bank account electronically-you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipt for payment of your premium.

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Automatic bank draft agreement

I authorize the Company to electronically withdraw money from my account at (name of bank) ___________________________________________________________
(bank address)____________________________________________________________
(Type of account     [_]   Checking      [_]  Savings)
for the payment of premiums and other charges on the insurance policy. I authorize the Company to continue to make these withdrawals if there is a conversion, renewal, or other change in the policy. I will compensate the Company for any loss, claim, or liability caused by these withdrawals and will not hold the Company responsible for any such loss, claim, or liability.


This authorization will not affect the terms of the policy. If the premiums are not paid within the grace period allowed, the policy may lapse, and it will be subject to any applicable nonforfeiture provision. Authorizing this automatic payment plan does not put the insurance policy into effect.

This authorization may be retracted by me or the Company at any time for any reason by giving written notice. The Company may retract the authorization immediately, without giving me written notice, if any debt is not paid by the bank stated above for any reason.

Name of primary proposed insured
------------------------------------------------------------------------------
Premium amount $
------------------------------------------------------------------------------
Frequency:  [_] annual   [_] semi-annual   [_] quarterly   [_] monthly
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Preferred withdrawal date
[_]  Please debit my account for all outstanding premiums due.
X Signature of accountholder
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Print name
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Please attach voided check.

AGLC 8001-99  BDI

           Detach this page and leave it with the proposed insured.

 Notice To The Proposed Insured

You have applied for life insurance with one of the following companies:
American General Life Insurance Company, The Old Line Life Insurance Company of America, All American Life Insurance Company, The Franklin Life
Insurance Company, or The American Franklin Life Insurance Company. "Company" refers to the company with which you have applied for insurance. This notice is provided on behalf of that company.

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Fair Credit Reporting Act

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics, and mode of living.

This information may be obtained through personal interviews with your neighbors, friends, associates, and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

P. O. Box 1931
Houston, TX 77251-1931

Upon receipt of such a request, the Company will respond by mail within five business days.

To make it easier to use its products and services, the Company may share information about you with its affiliates beyond the 30 month period described in "Authorization to Obtain and Disclose Information and Declaration." You should notify the Company in writing at the address above if you do not want the Company to share this information with its affiliates.

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Medical Information Bureau

The designated insurer or its reinsurers may make a brief report regarding your insurability to the Medical Information Bureau (MIB), a non-profit membership organization of life insurance companies, that operates an information exchange on behalf of its members. If you apply to another MIB-member company for life or health insurance or a claim for benefits is submitted to such a company, the MIB will supply such company with the information they have about you.

At your request, the MIB will disclose any information it has in your file. If you question the accuracy of information in the MIB's file, you may seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act.

The address and phone number of the MIB's information office are:

P. O. Box 105
Essex Station
Boston, Massachusetts 01112
(617) 426-3660

The designated insurer, or its reinsurer, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

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Insurance information practices

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization as permitted by law.

You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information, and the role of insurance support organizations with regard to your information.

If you desire additional information on Insurance Information Practices you should direct your requests to the Company at:


P. O. Box 1931
Houston, TX 77251-1931

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Telephone interview information

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.


AGLC 8001-99  NPI